This is filed pursuant to Rule 497(e).
File Nos. 033-74230 and 811-08294.

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ALLIANCE CAPITAL [LOGO] (R)


                                                   AFD EXCHANGE RESERVES
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Supplement dated February 19, 2003 to the Prospectus of AFD Exchange Reserves
(the "Fund"), dated January 30, 2003, that offers the Class A, B, and C shares of the Fund.

This Supplement supersedes certain information contained in the Prospectus relating to Class B shares.

Effective February 19, 2003, Class B shares of the Fund will be available for exchanges from Class B shares of other Alliance Mutual Funds as described in the "Purchase and Sale of Shares" section of the their prospectuses. The sale of Class B shares of the Fund other than through exchanges continues to be suspended.

You should retain this Supplement with your Prospectus for future reference.

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(R) This is a registered mark used under license from the owner, Alliance
Capital Management L. P.


00250.0163 #385660